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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 7, 2025

ERIE INDEMNITY COMPANY
(Exact name of registrant as specified in its charter)

Pennsylvania	0-24000	25-0466020
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Erie Insurance Place,	Erie,	Pennsylvania	16530
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:	814	870-2000

Not applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class A common stock,	stated value $0.0292 per share	ERIE	NASDAQ Stock Market, LLC
(Title of each class)		(Trading Symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 8.01 Other Events.

Discovery of and Response to Information Security Event

On June 7, 2025, Erie Indemnity Company (the "Company") identified unusual network activity, which the Company determined to be the result of an information security event. Upon learning of this activity, the Company activated its incident response protocols and took immediate action to respond to the situation to safeguard our systems. The Company also notified and is working with law enforcement.

The Company continues to take protective measures, and is conducting forensic analysis with the assistance of leading third-party cybersecurity experts to gain a full understanding of this event.

Given the recency of the event, the Company's investigation and response are ongoing, and the full scope, nature, and ultimate impact on the Company are not yet known.

Forward Looking Statements

The Company has made statements in this filing that are forward-looking and therefore subject to risks and uncertainties, including those described below. All statements, other than statements of historical fact, included in this document are, or could be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the applicable rules and regulations of the Securities and Exchange Commission (the "SEC") and are made in reliance on the safe harbor protections provided thereunder. These forward-looking statements relate to, among other things, the impact from the information security event, the scope of the investigation and the Company's plans, objectives, projections and expectations relating to the Company's operations or financial condition, and assumptions related thereto. These forward-looking statements are based on management's current beliefs and assumptions and on information currently available to management. We caution that these statements are subject to risks and uncertainties, many of which are outside of our control and could cause future events or results to be materially different from those stated or implied in this filing, including, among others, the Company's ongoing assessment of the impacts of the information security event; the Company's expectations regarding its ability to contain and remediate the information security event; the impact of the information security event on the Company's relationships with customers, employees and regulators; legal, reputational and financial risks resulting from the information security event; and that any future, or still undetected, event, whether an attack, disruption, intrusion, denial of service, theft or other breach could result in unauthorized access to, or disclosure of, data, resulting in claims, costs and reputational harm that could negatively affect our actual results of operations or financial condition; and risks that are described in the Company's Annual Report and its Quarterly Reports on Form 10-Q, including the sections titled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in those reports, and in our other filings with the SEC. Any forward-looking statement made in this filing speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Erie Indemnity Company

June 11, 2025	By:	/s/ Brian W. Bolash

Name: Brian W. Bolash
Title: EVP, Secretary & General Counsel